                                                               Exhibit 23.2

                        INDEPENDENT ACCOUNTANTS' CONSENT



        The Board of Directors
        KinderCare Learning Centers, Inc.:


        We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


        KPMG PEAT MARWICK LLP

        Atlanta, Georgia
        April 8, 1997